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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                               Amendment No. 1
                                      to
                                    FORM 8-A

                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                     PURSUANT TO SECTION 12(b) OR (g) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                               FREESHOP.COM, INC.
             ------------------------------------------------------
             (Exact name of Registrant as specified in its charter)

                WASHINGTON                                91-1809146
----------------------------------------    ------------------------------------
(State of incorporation or organization)    (I.R.S. Employer Identification No.)

           95 South Jackson Street
                  Suite 300
             Seattle, Washington                                98104
  ----------------------------------------                    ----------
  (Address of principal executive offices)                    (Zip Code)

If this form relates to the registration of a class of securities pursuant to
Section 12(b) of the Exchange Act and is effective pursuant to General
Instruction A.(c), please check the following box.                           [ ]

If this form relates to the registration of a class of securities pursuant to
Section 12(g) of the Exchange Act and is effective pursuant to General
Instruction A.(d), please check the following box.                           [X]

Securities Act registration statement file number to which this form relates:
333-81151 (if applicable)
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Securities to be registered pursuant to Section 12(b) of the Act:


   Title of each class               Name of each exchange on which each class
   to be so registered                          is to be registered

           None                                    Not Applicable
---------------------------          -------------------------------------------

---------------------------          -------------------------------------------

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Securities to be registered pursuant to Section 12(g) of the Act:

                           COMMON STOCK, NO PAR VALUE
                                (Title of Class)



                                  PAGE 1 OF 4.
                            EXHIBIT INDEX APPEARS AT
                          SEQUENTIALLY NUMBERED PAGE 4.


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ITEM 1. DESCRIPTION OF REGISTRANT'S SECURITIES TO BE REGISTERED

               The description of the Common Stock, no par value (the "Common Stock"), of Freeshop.com, Inc. (the "Registrant") contained in the Registrant's Registration Statement on Form S-1 (File No. 333-81151) under the heading "Description of Capital Stock" in the prospectus contained therein is hereby incorporated by reference.

ITEM 2. EXHIBITS

               The following exhibits are filed as a part of this Registration
Statement:


EXHIBIT
NUMBER         EXHIBIT DESCRIPTION
------         -------------------
*1.            Second Amended and Restated Articles of Incorporation of the
               Registrant

*2.            Amended and Restated Bylaws of the Registrant

*3.            Speciman Stock Certificate


---------

* Previously filed as an exhibit to the Registrant's Registration Statement on Form S-1 (File No. 333-81151).


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                                    SIGNATURE

               Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized.



                            FREESHOP.COM, INC.

                            By:    /s/ Timothy C. Choate
                               -------------------------------
                            Name:  Timothy C. Choate
                            Title: Chairman, President and Chief Executive
                                   Officer


Dated:  September 20, 1999


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
                                  EXHIBIT INDEX


EXHIBIT
NUMBER         EXHIBIT DESCRIPTION
------         -------------------
*1.            Second Amended and Restated Articles of Incorporation of the
               Registrant

*2.            Amended and Restated Bylaws of the Registrant

*3.            Speciman Stock Certificate


-------------
* Previously filed as an exhibit to the Registrant's Registration Statement on Form S-1 (File No. 333-81151).


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